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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

                         Date of Report: April 30, 1999


                        IMAGYN MEDICAL TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

          1-111150                               98-0122944
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         (Commission                            (IRS Employer
         file number)                        Identification Number)


                            5 CIVIC PLAZA, SUITE 100
                         NEWPORT BEACH, CALIFORNIA 92660
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               (Address of principal executive offices) (zip code)


                                 (949) 720-8800
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              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

        The information set forth in the Registrant's news release dated April 30, 1999 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits

                99.1 -- Text of Press Release dated April 30, 1999.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Imagyn Medical Technologies, Inc.

Date:  April 30, 1999                          By: /s/ Michael A. Montevideo
                                               --------------------------------
                                                    Michael A. Montevideo
                                                    Senior Vice President and
                                                    Chief Financial Officer


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                                INDEX TO EXHIBITS


            EXHIBIT                    DESCRIPTION
            -------                    -----------
            99.1           Text of Press Release dated April 30, 1999